Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarter report of United Fire & Casualty Company (the “Company”) on Form 10-Q for the period ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randy A. Ramlo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Randy A. Ramlo
Randy A. Ramlo
Chief Executive Officer

Dated: October 25, 2007

A signed original of this written statement required by Section 906 has been provided to United Fire & Casualty Company and will be retained by United Fire & Casualty Company and furnished to the Securities and Exchange Commission or its staff upon request.